Global Axcess Corp

2011 Q4 Results and 2012 Outlook

March 29, 2012

Global Axcess Corp™

Safe Harbor

The Safe Harbor Statements in our earnings release, 8-K, 10-Q and 10-K filings also apply to this presentation.

Readers and listeners are cautioned not to base their entire analysis of the Company's business and prospects upon isolated predictions or comments, but instead are encouraged to utilize the entire available mix of historical and forward-looking information made available by the Company, and other information affecting the Company and its products, when evaluating the Company's prospective results of operations. For further information on factors that could impact Global Axcess Corp and statements contained in this presentation, reference should be made to Global Axcess Corp's filings with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. You can access such filings at http://www.sec.gov.

This presentation contains non-GAAP measures relating to the company's performance. You can find the reconciliation of those measures to the nearest comparable GAAP measures in the appendix at the end of this presentation.

You should not unduly rely on any forward-looking statements, and we assume no obligation to update them. All information in the presentation is as of December 31, 2011, and we do not intend, and undertake no duty, to update this presentation.

Agenda

- State of the Business
- 2011 Q4 Financial Results
- 2012 Outlook
- Summary Comments
- Q & A


ATM
INSTAFLIX
$1 per night DVD RENTALS
HOT NEW RELEASES
INSTAFLIX
HOT NEW RELEASES!

ATM Revenue & Adjusted EBITDA


Revenue
EBITDA
$ Millions
$7
$6
$5
$4
$3
$2
$1
$5.3
$5.4
$5.4
$5.3
$5.9
$6.3
$6.4
$6.4
$1.5
$1.5
$1.4
$1.1
$1.5
$1.7
$1.7
$1.6
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Record Revenue
Q2 11
Record Revenue
Q3 11
Record Revenue
Q4 11
Record Revenue


ATM

ATM Sales Pipeline


SUCCESS

Sales Activity

- New Deals Banked – 148 Locations
- Signed Food Lion Extension – 800 Locations
- Signed C-Store Chain Extension – 243 Locations
- Renewal Bids – 114 Locations
- New Bids – 421 Locations
- Short-term Future RFP Bids – 897 Locations
- Instituted ongoing program to address all ATMs not meeting volume targets. Results to date are $93,000 in additional margin.
- Named exclusive provider of ATM services to 8,000 C-Store buying group.

M&A Activity

- 4 active targets (ATM portfolios) totaling approx 640 ATM locations

2012 Profit Improvement

Global Access Corp

1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
• Profit Improvements of $34,000	• Profit Improvements of $181,000 • Increased Exchange DVD Rental Volume • Increased ATM Transaction Volume	• Profit Improvements of $292,000 • ATM Branding Revenue • Contract Re-negotiations • Revenue Growth • Increased DVD Rental Volume	• Profit Improvements of $447,000 • Increased ATM Branding Revenue • Contract Re-negotiations • Revenue Growth
Headwinds • Margin Compression due to renewals (ongoing) • Transition customers to new contracts (Q1 only) • Cost of DVD kiosk deployment (Q1 & Q2)	**Headwinds** • More Margin Compression due to renewals (ongoing) • Interest Rate Hedge (ongoing) • Interchange Reduction (ongoing)	**Headwinds** • Margin Compression due to renewals (ongoing)	**Headwinds** • Additional Margin Compression due to renewals (ongoing)

ATM Branding


ATM
Nationwide Money Services, Inc.
Convenience
Reliability
Service
ATMs Made Easy!

What is Branding?

The ability for financial institutions to utilize our ATM real-estate as a powerful marketing tool to increase their off-premise footprint and provide convenient surcharge-free locations for their customers.

ATM Profitability Concepts

- Merchant/Distributorship – 20 to 30% of ownership model
- Ownership Non-Branded – 5 to 7 times more profitable than Merchant/Distributorship
- Ownership Branded – 2nd most profitable
- Ownership Outsourced – most profitable

ATM Branding

Global Access Corp

Why Brand?

- Branded ATMs increase transaction volume by **20-40%***
- Helps draw attention to the ATM
- Is an investment in relationship with the financial institutions
- Every branded ATM contributes a minimum of $100/month in revenue to Global's bottom line.

371	• ATMs Currently Branded
1,800	• ATMs Available to Brand


ATM
Nationwide Money Services, Inc.
Providing ATMs and ATM solutions since 1993!
Convenience
Reliability
Service
ATMs Made Easy!
www.NationwideMoney.com

* www.getbranded.com

2011 DVD Revenue



$2
$1
$0
$ millions
$1.07
$1.10
$1.08
$0.83
$0.04
$0.06
$0.36
$0.79
$0.94
$0.90
$0.60
$0.37
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Other
Exchange



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DVD Business Revenue



$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
Monthly Revenue
$150,000
$100,000
$50,000
$0
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Exchange
Grocery Chain
Total

2011 DVD Adjusted EBITDA

Global Access Corp



$ Thousands
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
$100
$0
-$100
-$200
-$300
-$400
-$500
-$600
-$110.3
-$267.5
-$353.7
-$507.1
$40.2
-$112.8
-$9.0
$23.5



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Total Operating Expense Summary



$ thousands
2,000
1,600
1,200
800
400
-
$1,526
$1,603
$1,619
$1,924
$1,963
$1,855
$1,955
$1,681
$482
$0
$485
$27
$0
$1,085
$421
$98
$16
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Restructuring and Severance
Impairment
SG&A

2011 Q4 Results

Global Access Corp

INCOME STATEMENT ~ Q4 2011 v. Q4 2010

(in thousands)	Q4 2011	Q4 2010	YoY % change
Sales	$7,641	$6,077	25.8%
Cost of Sales	$4,775	$4,028	18.6%
Gross Profit	$2,867	$2,049	40.0%
Gross Margin %	37.5%	33.7%	11.3%
Operating Expenses*	$2,620	$2,815	-7.0%
Operating Income*	$247	$(766)	
Net Loss**	($126)	($1,197)	
Adjusted EBITDA***	$1,185	$126	

Tax Expense	$ 76
Accelerated amortization on customer acquisition costs	$ 52
Impairment on Assets	$ 98
CEO search fees	$ 41
Customer de-installation accrual	$ 30
Severance expenses	$ 16
	$ 312

Net Loss	$(126)
Non recurring expenses	$ 312
Adjusted Net Income	$ 186

*Excluding non-recurring impairment and restructuring charges.

**(see above table)

*** EBITDA before impairment, restructuring charges, stock compensation expense, and gain on sale of assets.

2011 Full Year Results

INCOME STATEMENT ~ Year Ended 12/31/11 vs. 12/31/10

(in thousands)	2011	2010	YoY % change
Sales	$31,941	$22,743	40.5%
Cost of Sales	$19,835	$13,356	48.6%
Gross Profit	$12,106	$9,388	29.0%
Gross Margin %	37.9%	41.3%	-8.3%
Operating Expenses*	$11,003	$9,339	17.9%
Operating Income*	$1,103	$48	
Net Loss	($1,877)	($854)	-119.8%
Adjusted EBITDA**	$4,651	$2,716	71.2%

* Excluding non-recurring impairment and restructuring charges of $2.1 million ($1.6 million non-cash) in 2011 and $482,000 (non-cash) in 2010. For FY 2011, excluding non-recurring impairment and restructuring charges, EPS would have been $0.01.

** EBITDA before impairment, restructuring charges, stock compensation expense, gain on sale of assets, other non-operating expense and loss on early extinguishment of debt.

Balance Sheet Summary

(in thousands)	For the periods ended Dec. 31, 2011	Dec. 31, 2010
Assets		
Cash & Equivalents	$ 975	$ 1,744
AR	1,035	411
Inventory	1,898	1,390
Other	432	503
Total current assets	4,340	4,048
Fixed assets, net	9,242	9,581
Merchant contracts, net	12,435	10,879
Other assets	6,811	5,897
Total assets	$ 32,828	$ 30,405
Total current liabilities	9,788	7,538
Long-term liabilities	9,324	6,923
Total liabilities	19,112	14,461
Stockholders' equity	13,716	15,944
Total Liabilities & Stockholders' Equity	$ 32,828	$ 30,405

FINANCING:

12/31/11 Balance with 5th 3rd : $12.3 million

12/31/11 Debt Balances other (capital leases, etc): $452,000

Anticipated additional funding requirements for Q1 2012: $1.6 million.

3/31/12 Anticipated Total Debt Balances: $13.2 million

2012 Outlook

2012

Annual Guidance

- Revenue $35.0 million
- ADJ. EBITDA $5.53 million

Q1 Guidance

- Revenue $8.0 million
- ADJ. EBITDA $850,000

2011

Annual Actual

- Revenue $31.9 million
- ADJ. EBITDA $4.7 million

Q1 Actual

- Revenue $7.95 million
- ADJ. EBITDA $1.1 million

Summary

Global Axcess Team

- Motivated
- Lean
- Continually seeking profit improvements.

ATM Business

- Increase revenue on present ATM real estate
- Increase ATM Branding efforts
- Can make our cost structure more efficient

DVD Kiosk Business

- Upgraded DVD software interface
- Kiosks located at 108 Army and Air Force bases.
- As of March 23, 2012 we are permitted to deploy in commissaries.
- Close to piloting at locations overseas

Questions?

Thank You!

Global Axcess Corp

Self-Service Kiosk Management Provider

Delivering Convenience, Reliability and Service